INCOME TAXES	12 Months Ended
Nov. 30, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 7- INCOME TAXES

As of November 30, 2012, the Company had approximately $4,521,767 in net operating loss carry forwards for federal income tax purposes which expire between 2013 and 2029.  Generally, these can be carried forward and applied against future taxable income at the tax rate applicable at that time. We are currently using a 35% effective tax rate for our projected available net operating loss carryforward. However, as a result of potential stock offerings and stock issuance in connection with potential acquisitions, as well as the possibility of the Company not realizing it’s business plan objectives and having future taxable income to offset, the Company’s use of these NOLs may be limited under the provisions of Section 382 of the Internal Revenue Code of 1986, as amended.  The Company is in the process of evaluating the implications of Section 382 on its ability to utilize some or all of its NOLs.

Components of deferred tax assets and (liabilities) are as follows:

	November 30, 2012	November 30, 2011
Net operating loss carry forwards valuation available	$1,582,618	$1,535,299

Valuation Allowances	1,582,618	1,535,299
Difference	$0	$0

In accordance with FASB ASC 740 “Income Taxes”, valuation allowances are provided against deferred tax assets, if based on the weight of available evidence, some or all of the deferred tax assets may or will not be realized. The Company has evaluated its ability to realize some or all of the deferred tax assets on its balance sheet and has established a valuation allowance in the amount of S1,582,618 at November 30, 2012 and $1,535,299 at November 30, 2011. During the years ended November 30, 2012 and November 30, 2011 the company did not utilize any of its NOL.